Fees Summary	Feb. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,286,875.00
Previously Paid Amount	0.00
Total Fee Amount	2,249.22
Total Offset Amount	0.00
Net Fee	$ 2,249.22